UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4519

T. Rowe Price Capital Appreciation Fund

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Item 1. Report to Shareholders

Capital Appreciation Fund	December 31, 2011

The views and opinions in this report were current as of December 31, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

As we look back at 2011, I think there are several interesting highlights from the year from a macro and stock market perspective:

  Similar to 2010, the tug of war between strong corporate fundamentals and lower-than-expected economic and employment growth in developed economies continued for the most part. In 2011, it appears that S&P 500 corporate profits are likely to be up strong double-digits once again despite weak gross domestic product (GDP) growth for most of the year in the U.S., considerable global macro uncertainty, and anemic growth in Europe.

  The European sovereign debt crisis expanded to additional countries, such as Italy. However, several countries, including Italy and Spain, changed governments and responded with tough austerity measures aimed at lowering budget deficits.

  The year 2011 may go down as the year of the dividend. With anemic equity market returns, extraordinarily low government bond yields, and continued macro uncertainty, investors in droves bought and aggressively bid up stocks with high dividend yields. A strategy of simply buying high-dividend stocks significantly outperformed the U.S. equity market in 2011.

  After three consecutive quarters of U.S. GDP growth below 2%, it appears that growth accelerated unexpectedly in the fourth quarter of 2011—while Europe probably entered into a recession and emerging market economies continued to decelerate.

  The U.S. stock market, as represented by the S&P 500, was only up about 2% for the full year and actually returned almost -4% in the second half. However, the U.S. was one of the best-performing markets in 2011, with most European and emerging market stock markets down and many down significantly.

As we have discussed in previous shareholder letters, we do not pretend to have a crystal ball about the future. While we have views on the economy, European sovereign issues, and emerging market fundamentals, those views do not drive our investment process. We focus our time, energy, and resources on analyzing businesses, valuations, and capital allocation and try to identify stocks, bonds, leveraged loans, covered calls, and convertibles where the risk/reward trade-off is highly skewed in our favor—no matter how the macro environment plays out.

Before we discuss fund performance, I would like to review the three objectives of the Capital Appreciation Fund:

(1) Generate strong risk-adjusted returns annually

(2) Preserve shareholder capital over the intermediate term (i.e., three years)

(3) Generate equity-like returns with less risk than that of the overall market over a full market cycle (i.e., five years)

Against these objectives, the Capital Appreciation Fund generated strong performance and achieved all of its objectives. In 2011, your fund generated a 3.19% return relative to the S&P 500’s return of 2.11%. (The performance of Advisor Class shares was slightly lower, reflecting a different fee structure.) Your fund generated strong risk-adjusted returns during this period by delivering 151% of the market’s return while only taking on 81% of the market’s risk. Using a more academic measurement of the fund’s risk-adjusted return, your fund produced a Sharpe ratio of 0.24 versus 0.13 for the S&P 500 (please see glossary for full definition). In the second half of the year, your fund declined modestly, but it fell less than the market and again produced a better risk-adjusted return.

As for our second objective—intermediate-term capital preservation—your fund generated a cumulative three-year return of 56.61% versus the S&P 500’s total return of 48.59%. As for our final objective—equity-like returns with less risk than the market over a full market cycle—your fund generated a 19.27% cumulative five-year total return versus a modest loss of 1.24% for the S&P 500. We substantially outperformed the market during this market cycle despite taking on less risk than that of the overall market.

For the six-month and one-, three-, and five-year periods ended December 31, 2011, we outperformed our Lipper and Morningstar peer group averages by a considerable margin during every time period. However, as I have stated in previous letters, we do not manage your fund to beat these benchmarks. The Capital Appreciation Fund has very different objectives than most of its benchmark peers. It is a unique fund with a focus on strong risk-adjusted returns, intermediate-term capital preservation, and long-term capital appreciation that does not fit neatly into any current benchmark.

Finally, while we are pleased with our performance, we are never satisfied or complacent. On a retrospective basis, we spend a considerable amount of time at the beginning of every year looking at the securities that did not work out as expected and trying to learn from our mistakes so that we don’t make them again in the future. In addition, while our performance has been consistently strong over the last three years, we don’t invest to maximize short-term returns because we think that is a losing game. Adding to convertibles, leveraged loans, and stocks in the second half of 2008 hurt the fund’s short-term performance, but it allowed us to beat the market in 2009 and is a principal reason why we outperformed the market over the last three and five years as well.

Before we review the portfolio, we want to briefly discuss the Capital Appreciation Fund’s covered call overwriting strategy, which we have employed for more than three years. Covered call overwriting involves buying a stock and then selling a call option—a contract whereby we agree at a future date to sell the stock at a predetermined (strike) price if the stock is above the predetermined (strike) price. In return for selling this call option, we are paid a premium (typically 3% to 6% per annum) that provides extra income to the fund and its investors. While this strategy caps our upside in an individual stock (usually 10% or higher), it provides incremental income that can enhance total returns and lower our downside risk. Over the last three years, this strategy (return combination of underlying stocks, call income, and dividend income) has generated a stronger return than the fund itself and has done so with materially lower risk. As of December 31, 2011, a little more than 20% of our equity holdings have calls written against them. Given the excellent returns and even more excellent risk/reward profile of this strategy, we believe it will continue to play a meaningful role in your fund.

PORTFOLIO REVIEW

Within the equity part of the portfolio, information technology was a positive contributor on both a relative and absolute basis in 2011. IBM was our top contributor within the sector. IBM benefited from a flight to quality as it continued to execute on its business model of delivering modest topline growth but consistent double-digit bottom-line growth through an aggressive return of free cash flow to shareholders. We decreased our position in IBM as the stock has gone from trading at a consistent discount relative to its peers to now trading at a pretty healthy premium. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Google was a new holding for your fund this year and contributed positively to performance. We have admired Google from afar for many years as its topline growth was best in class, but its valuation was simply too high for us. For the last couple of years, Google has been making big investments to protect the moat around its search franchise by extending its reach from computers to mobile devices as well as developing new innovative services like Google+. These investments, while clearly the right strategy for the long term, resulted in steadily declining margins over the last couple of years and drove the valuation down to a much more attractive level. We believe that the growth rate of these investments should moderate and the rate of margin decline should slow or potentially reverse, resulting in Google generating accelerating earnings growth in the near future.

Our investments in the consumer discretionary space also added to absolute and relative returns in 2011. Our investments in some of the “less discretionary” parts of the sector drove performance. Dollar General and Walt Disney were two of our largest winners. Dollar General was an initial public offering that we bought in 2010. The management team at Dollar General has done a consistently good job of improving the quality, selection, and appearance of their stores and drove improving sales and margins and lowered debt levels. Dollar General was a name that we liked so much that we owned the stock, the senior bonds, the subordinated bonds, and leveraged loans at one point. While we don’t own as much stock and debt as we used to given the strong price appreciation, we still see this as a core long-term holding for your fund.

Disney was a new holding in the second half of the year. As the market came under pressure late in third quarter, Disney’s stock was hammered to the low $30s after having traded in the mid-$40s a couple of months earlier. The market was overly concerned about Disney’s advertising exposure and theme parks business and consequently drove the stock to a trough valuation. We stepped into the market fear and made Disney a very large holding for your fund. While Disney does have a cyclical parks business, it represents less than a quarter of its profits and has yet to recover materially from trough profitability levels. Moreover, the stable cable networks business—which actually grew profits through the last recession—now generates more than half of the company’s profits. We love situations like Disney where we can pick up a great franchise at a trough valuation because the market is so focused on the short term. Disney appreciated nicely following our purchase, and we continue to hold a large position in the stock.

Our investments in the energy space added to absolute performance but detracted from relative results. Within our energy holdings we had our biggest winner of the year, El Paso Corporation, and our biggest loser of the year, Nexen. El Paso has two core businesses—a stable pipeline business and a volatile oil and gas exploration and production business. Our thesis centered on two important ideas: first, that the oil and gas business was better positioned than the market understood as it began to transition from natural gas to oil production; second, that the sum of the parts of the two businesses was worth materially more than what the company was currently trading for. In the second half of the year, the board and management team agreed with us and announced their intention to separate the company into two pieces. Before they could actually complete the split, Kinder Morgan, a large pipeline company, swooped in with a very attractive offer and paid fair value for the entire company.

Unfortunately, the Nexen story did not unfold so well, at least in 2011. Nexen’s stock came under pressure from a host of operational and execution challenges; political unrest in Yemen; and the UK government’s decision to raise tax rates in the North Sea, where Nexen is the largest oil producer. Everything that could have gone wrong in 2011 did go wrong for Nexen. The good news is that the Nexen Board of Directors in early 2012 finally decided to oust the CEO and the head of a large underperforming project. We are hopeful that a sale of the company or a much stronger management team from the outside will be able to generate considerably more value for shareholders, as Nexen owns good underlying assets that have just been woefully managed for a long time.

PORTFOLIO STRATEGY AND OUTLOOK

The world is still a very uncertain place with numerous current and potential challenges. Oil prices remain at stubbornly high levels, and rising oil prices have the potential to act as a tax on the global consumer and further weaken global growth. A disruptive oil embargo on Iran, a potential military conflict between Iran and the U.S. or Israel over Iran’s nuclear programs, or a possible Iranian attempt to close the Strait of Hormuz are all actions that could drive oil prices materially higher and cause global economies to weaken or even contract. In the U.S., the big near-term question is whether the strong growth witnessed in the fourth quarter was merely a short-term blip after three quarters of weak GDP growth or the start of the long-awaited economic recovery.

On an intermediate-term basis, Europe, the U.S., and China all have big structural issues that must be addressed.

  In Europe, governments are implementing tough austerity measures to reduce deficits. The question is whether the decline in government spending will be enough to offset the inevitable decline in tax receipts as austerity measures push these countries into recession. Moreover, will current and future governments be willing to continue these mostly unpopular austerity measures as their economies contract or even put in place additional austerity measures if they do not lead to big deficit improvements? Last, will these governments authorize structural changes to make their economies more competitive with the rest of the world in order to generate long-term economic growth?

  In the U.S., unlike in southern Europe, the cost of government borrowing has actually decreased materially even in the face of bulging budget deficits. However, this is clearly unsustainable long term. Without a credible deficit reduction program in the intermediate term, one should expect further credit rating agency downgrades of U.S. sovereign debt and many countries, including China, to grow weary of continuing to lend to the U.S. at low rates. A large deficit reduction program could be a long-term positive, but it would likely be a short-term negative as some combination of higher taxes and lower spending would likely push the U.S. into a recession just as Europe is likely entering one right now.

  In China, the issue is one of a massive misallocation of resources into the construction market. High-end consumers, businesses, banks, and local governments have all been conditioned to believe that there is no downside to investing in real estate. In the recent past, every time real estate values started to decline, the government stepped up with incentives to drive prices higher or withdrew policies designed to slow market appreciation. Right now, it feels like the Chinese government understands this issue and has not yet taken steps to revive the construction market in the face of declining prices. In the long run, driving home the idea that real estate is not a risk-free investment will result in a better allocation of resources within the Chinese economy, resulting in a more stable economy and banking system. However, in the short run this may involve pain as construction activity declines, construction-related unemployment goes up, Chinese banks’ losses increase, and high-end consumers spend less as their net worth declines.

These comments are not meant to be overly bearish. If the U.S. and Europe can get their budget deficits under control; if China allows its construction market to go through a hard landing; and if most of Europe, like Germany, can introduce structural reforms to make their economies more competitive, we could be sowing the seeds of the next great bull market a couple of years down the road, even if it means slower growth or recessions in the short term. However, if the U.S. continues to kick the can down the road and political gridlock persists, if Europe does not follow through on austerity and structural reform, and if China once again steps in to support real estate, the result might be stronger near-term economic growth, but an even greater crisis could occur down the road when these issues finally come home to roost.

So in these uncertain times, how are we positioning the portfolio? Our equity exposure has fallen since last year and is down materially from early fourth-quarter levels as the U.S. equity market rallied very hard in the fourth quarter. We were aggressive in buying equities in September and early October as the market fell, and we found bargains galore, including the aforementioned Disney. We felt very good about these actions, especially as we saw a huge wave of insider buying from corporate officers and Board members. As the equity market recovered throughout the fourth quarter and as market fear dissipated, we reduced our equity exposure because we were simply finding fewer attractive risk/reward opportunities. The wave of insider buying that we saw in September and early October has become more like a trickle, and we have seen much more insider selling than insider buying. Normally, after a big market move that makes it hard to find companies with an attractive risk/reward trade-off, you would expect us to be buying more defensive equities like consumer staples, telecommunication services, and regulated utilities with attractive dividends. Unfortunately, these higher-dividend stocks and traditional “safe” sectors are trading at very high relative multiples compared with the market, as investors bid up these stocks in their search for yield last year. We just don’t see a lot of value in these sectors. The only relatively “safe” or “defensive” sector we continue to like is health care, where valuations are attractive and, in select cases, like Pfizer, dividend yields are high.

We have also been adding to positions in companies with relatively stable business models that pay little or no dividends, as these stocks have not been bid up. Companies such as Thermo Fisher Scientific, Fiserv, Laboratory Corporation of America, Quest Diagnostics, and Disney all have relatively stable and attractive business models, all are repurchasing stock aggressively, and all have inexpensive valuations. Within the fixed income market, we continue to avoid government bonds, as yields are extremely low and these securities have a very asymmetrically negative risk/reward profile. We continue to invest in high-quality, noninvestment-grade debt and leveraged loans where we are typically earning 5% to 7% yields without taking on significant default risk even if the economy were to fall back into recession.

While 2012 will have its challenges, we will stay focused on our three objectives and on finding opportunities in the market as they present themselves.

IN CLOSING

I would like to thank the members of the fund’s Investment Advisory Committee for their valuable input in the second half of 2011. This team, which comprises portfolio managers, quantitative analysts and portfolio managers, fixed income analysts, and equity analysts with many decades of combined investment experience, is responsible for the oversight of your fund and is supported by a growing global equity and fixed income platform of more than 190 analysts.

Respectfully submitted,

David R. Giroux
Chairman of the fund’s Investment Advisory Committee

January 26, 2012

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. A sizable cash or fixed income position may hinder the fund from participating fully in a strong, rapidly rising bull market. In addition, significant exposure to bonds increases the risk that the fund’s share value could be hurt by rising interest rates or credit downgrades or defaults. Convertible securities are also exposed to price fluctuations of the company’s stock.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Morningstar Moderate Allocation Average: Tracks the performance of funds that seek both moderate capital appreciation and income by investing in stocks, bonds, and cash.

Sharpe ratio: A measure of the risk-adjusted return of a portfolio. The Sharpe ratio measures how much a portfolio’s return is above or below the risk-free Treasury rate (excess return) per unit risk (measured by standard deviation). In general, the larger the number, the better the portfolio’s historical risk-adjusted return.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/11
Pfizer	3.7%
Thermo Fisher Scientific	3.6
U.S. Bancorp	3.0
AT&T	2.9
United Technologies	2.5
Danaher	2.1
T. Rowe Price Institutional Floating Rate Fund	2.1
Kohl's	2.0
Cooper Industries	2.0
Walt Disney	2.0
General Mills	2.0
El Paso Corporation	1.8
Google	1.8
Apple	1.7
Dunkin Brands	1.7
Spectra Energy	1.7
Ingersoll-Rand	1.6
IBM	1.4
Procter & Gamble	1.4
Kellogg	1.3
Fiserv	1.3
Dollar General	1.2
Quest Diagnostics	1.2
General Motors	1.1
JPMorgan Chase	1.1
Total	48.2%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“Investor Class”) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000 ($1,000 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts employing automatic investing; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000); and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Investor Class

	Year Ended 12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
NET ASSET VALUE					
Beginning of period	$ 20.31	$ 18.16	$ 13.95	$ 19.90	$ 20.62
Investment activities					
Net investment income[(1)]	0.37[(2)]	0.34[(2)]	0.37[(2)]	0.42[(2)]	0.51
Net realized and unrealized gain (loss)	0.27	2.21	4.24	(5.85)	0.42
Total from investment activities	0.64	2.55	4.61	(5.43)	0.93
Distributions					
Net investment income	(0.33)	(0.35)	(0.40)	(0.39)	(0.53)
Net realized gain	–	(0.05)	–	(0.13)	(1.12)
Total distributions	(0.33)	(0.40)	(0.40)	(0.52)	(1.65)
NET ASSET VALUE					
End of period	**$ 20.62**	**$ 20.31**	**$ 18.16**	**$ 13.95**	**$ 19.90**

Ratios/Supplemental Data

	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Total return[(3)]	**3.19%[(2)]**	**14.07%[(2)]**	**33.05%[(2)]**	**(27.17)%[(2)]**	**4.56%**
Ratio of total expenses to average net assets	0.71%[(2)]	0.71%[(2)]	0.74%[(2)]	0.72%[(2)]	0.71%
Ratio of net investment income to average net assets	1.77%[(2)]	1.81%[(2)]	2.35%[(2)]	2.30%[(2)]	2.37%
Portfolio turnover rate	81.3%	66.3%	86.0%	94.3%	52.6%
Net assets, end of period (in millions)	$ 10,847	$ 10,462	$ 9,157	$ 6,877	$ 10,325

(1) Per share amounts calculated using average shares outstanding method.

(2) See Note 6. Excludes expenses permanently waived 0.01%, 0.01%, 0.01%, and 0.01% of average net assets for the years ended 12/31/11, 12/31/10, 12/31/09, and 12/31/08, respectively, related to investments in T. Rowe Price mutual funds.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

Financial Highlights For a share outstanding throughout each period

Advisor Class

	Year Ended 12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
NET ASSET VALUE					
Beginning of period	$ 20.20	$ 18.07	$ 13.89	$ 19.82	$ 20.54
Investment activities					
Net investment income(1)	0.31(2)	0.29(2)	0.33(2)	0.37(2)	0.46
Net realized and unrealized gain (loss)	0.27	2.19	4.21	(5.82)	0.41
Total from investment activities	0.58	2.48	4.54	(5.45)	0.87
Distributions					
Net investment income	(0.27)	(0.30)	(0.36)	(0.35)	(0.47)
Net realized gain	–	(0.05)	–	(0.13)	(1.12)
Total distributions	(0.27)	(0.35)	(0.36)	(0.48)	(1.59)
NET ASSET VALUE					
End of period	**$ 20.51**	**$ 20.20**	**$ 18.07**	**$ 13.89**	**$ 19.82**

Ratios/Supplemental Data

Total return(3)	**2.91%(2)**	**13.75%(2)**	**32.69%(2)**	**(27.39)%(2)**	**4.29%**
Ratio of total expenses to average net assets	1.00%(2)	0.99%(2)	1.00%(2)	0.98%(2)	0.99%
Ratio of net investment income to average net assets	1.49%(2)	1.54%(2)	2.08%(2)	2.09%(2)	2.10%
Portfolio turnover rate	81.3%	66.3%	86.0%	94.3%	52.6%
Net assets, end of period (in thousands)	$ 273,132	$ 254,004	$ 173,145	$ 130,452	$ 175,499

(1) Per share amounts calculated using average shares outstanding method.

(2) See Note 6. Excludes expenses permanently waived 0.01%, 0.01%, 0.01%, and 0.01% of average net assets for the years ended 12/31/11, 12/31/10, 12/31/09, and 12/31/08, respectively, related to investments in T. Rowe Price mutual funds.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 65.5%		
CONSUMER DISCRETIONARY 9.0%		
Auto Components 1.2%		
Delphi Automotive (1)	3,119,751	67,199
TRW (1)	2,027,508	66,097
		133,296
Automobiles 0.8%		
General Motors (1)(5)	4,372,400	88,629
		88,629
Hotels, Restaurants & Leisure 0.5%		
Carnival (5)	1,518,400	49,561
		49,561
Leisure Equipment & Products 0.3%		
Mattel (5)	1,094,000	30,369
		30,369
Media 2.6%		
Time Warner (5)	1,773,000	64,076
Walt Disney	5,986,996	224,513
		288,589
Multiline Retail 2.7%		
Dollar General (1)	1,879,363	77,317
Kohl's	4,601,600	227,089
		304,406
Specialty Retail 0.9%		
Lowe's (5)	1,749,864	44,411
O'Reilly Automotive (1)(5)	703,600	56,253
		100,664
Total Consumer Discretionary		995,514

CONSUMER STAPLES 6.3%		
Beverages 0.9%		
Coca-Cola Enterprises	233,300	6,015
PepsiCo	1,467,690	97,381
		103,396
Food Products 3.3%		
General Mills	5,480,500	221,467
Kellogg (5)	2,806,700	141,935
		363,402
Household Products 1.4%		
Procter & Gamble (5)	2,270,998	151,498
		151,498
Tobacco 0.7%		
Philip Morris International	1,010,500	79,304
		79,304
Total Consumer Staples		697,600
ENERGY 7.1%		
Energy Equipment & Services 0.6%		
Weatherford International (1)	4,742,100	69,424
		69,424
Oil, Gas & Consumable Fuels 6.5%		
Apache	552,424	50,039
El Paso Corporation	7,567,379	201,065
EOG Resources	770,850	75,937
ExxonMobil (5)	713,300	60,459
Nexen	3,590,900	57,131
Spectra Energy	6,010,951	184,837
Williams Companies	2,256,300	74,503

WPX Energy (1)	897,700	16,311
		720,282
Total Energy		789,706
FINANCIALS 7.8%		
Capital Markets 2.3%		
BlackRock	536,850	95,688
Franklin Resources (5)	314,543	30,215
Invesco	3,504,017	70,396
Northern Trust	1,384,100	54,893
		251,192
Commercial Banks 3.9%		
KeyCorp	7,353,500	56,548
U.S. Bancorp	12,216,271	330,450
Wells Fargo (5)	1,699,800	46,847
		433,845
Diversified Financial Services 1.1%		
JPMorgan Chase (5)	3,687,000	122,593
Moody's	21,200	714
		123,307
Insurance 0.5%		
Aon	1,170,300	54,770
		54,770
Total Financials		863,114
HEALTH CARE 9.6%		
Health Care Equipment & Supplies 0.5%		
Covidien (5)	1,274,200	57,352
		57,352

Health Care Providers & Services 1.9%		
AmerisourceBergen	550,951	20,490
Henry Schein (1)(5)	63,467	4,089
Laboratory Corporation of America (1)	578,688	49,750
Quest Diagnostics	2,289,177	132,909
		207,238
Life Sciences Tools & Services 3.6%		
Thermo Fisher Scientific (1)	8,878,713	399,276
		399,276
Pharmaceuticals 3.6%		
Pfizer (5)	18,791,539	406,649
		406,649
Total Health Care		1,070,515
INDUSTRIALS & BUSINESS SERVICES 9.4%		
Aerospace & Defense 2.8%		
Lockheed Martin (5)	389,463	31,507
United Technologies (5)	3,789,969	277,009
		308,516
Electrical Equipment 2.0%		
Cooper Industries	4,146,222	224,518
		224,518
Industrial Conglomerates 2.1%		
Danaher (5)	5,041,756	237,164
		237,164
Machinery 2.2%		
Ingersoll-Rand	5,756,600	175,404
Pall	1,152,300	65,854
		241,258

Trading Companies & Distributors 0.3%		
Mitsubishi (JPY)	1,923,300	38,856
		38,856
Total Industrials & Business Services		1,050,312
INFORMATION TECHNOLOGY 10.3%		
Communications Equipment 0.5%		
Cisco Systems (5)	3,305,764	59,768
		59,768
Computers & Peripherals 2.0%		
Apple (1)	463,897	187,878
Hewlett-Packard (5)	1,223,410	31,515
		219,393
Electronic Equipment, Instruments & Components 0.8%		
TE Connectivity (5)	2,875,222	88,586
		88,586
Internet Software & Services 1.8%		
Google, Class A (1)	310,500	200,552
		200,552
IT Services 4.0%		
Accenture, Class A (5)	1,442,684	76,794
Amdocs (1)	2,749,927	78,455
Fiserv (1)	2,396,827	140,790
IBM (5)	830,800	152,768
		448,807
Semiconductor & Semiconductor Equipment 1.1%		
Analog Devices (5)	710,936	25,437
Texas Instruments (5)	3,187,500	92,788
		118,225

Software 0.1%		
Autodesk (1)	351,500	10,661
		10,661
Total Information Technology		1,145,992
MATERIALS 0.8%		
Chemicals 0.5%		
Potash Corporation of Saskatchewan	1,380,500	56,987
		56,987
Containers & Packaging 0.3%		
Crown Cork & Seal (1)	1,019,500	34,235
		34,235
Total Materials		91,222
TELECOMMUNICATION SERVICES 2.9%		
Diversified Telecommunication Services 2.9%		
AT&T (5)	10,778,651	325,946
Total Telecommunication Services		325,946
UTILITIES 2.3%		
Electric Utilities 1.0%		
Edison International	1,872,365	77,516
Entergy (5)	431,600	31,528
		109,044
Independent Power Producers & Energy Traders 0.5%		
AES (1)	4,984,127	59,012
		59,012
Multi-Utilities 0.8%		
MDU Resources Group	1,658,836	35,599

Commercial Banks 0.1%		
Wells Fargo	8,800	9,315
		9,315
Thrifts & Mortgage Finance 0.0%		
Fannie Mae (1)	473	2,507
		2,507
Total Financials		60,450
UTILITIES 0.3%		
Electric Utilities 0.3%		
PPL	648,800	35,908
Total Utilities		35,908
Total Convertible Preferred Stocks (Cost $231,717)		171,707
CONVERTIBLE BONDS 1.8%		
Actuant, VR, 2.00%, 11/15/23	2,000,000	2,433
Group 1 Automotive, 3.00%, 3/15/20 (3)	13,039,000	18,695
Group 1 Automotive, VR, 2.25%, 6/15/36	49,875,000	52,587
Health Management Association, 3.75%, 5/1/28 (3)	4,882,000	5,102
Host Hotels & Resorts, 2.625%, 4/15/27 (3)	42,723,000	42,992
Oil States International, 2.375%, 7/1/25	11,697,000	28,357
Peabody Energy, 4.75%, 12/15/66	6,858,000	7,031
SBA Communications, 1.875%, 5/1/13	6,798,000	7,743
Xilinx, 3.125%, 3/15/37	28,230,000	32,135
Total Convertible Bonds (Cost $138,324)		197,075
CORPORATE BONDS 7.3%		
American Airlines, 10.375%, 7/2/17	2,994,188	3,181

American Tower, 4.50%, 1/15/18	9,640,000	9,817
Ball, 7.375%, 9/1/19	3,460,000	3,789
Boston Properties, 3.70%, 11/15/18	8,360,000	8,614
Calpine, 7.50%, 2/15/21 (3)	8,750,000	9,406
Calpine Construction Finance, 8.00%, 6/1/16 (3)	21,375,000	22,978
CC Holdings, 7.75%, 5/1/17 (3)	27,090,000	29,189
Charter Communications Holdings II, 13.50%, 11/30/16	4,627,576	5,345
CNH Capital, 6.25%, 11/1/16 (3)	4,800,000	4,968
CONSOL Energy, 8.00%, 4/1/17	39,700,000	43,571
Continental Airlines, 6.75%, 9/15/15 (3)	6,070,000	5,767
Continental Airlines, 7.25%, 5/10/21	5,114,407	5,485
Continental Airlines, 9.00%, 7/8/16	6,680,864	7,332
Crown Castle, 9.00%, 1/15/15	21,650,000	23,517
Crown Castle International, 7.125%, 11/1/19	7,035,000	7,580
Delta Air Lines, 5.30%, 10/15/20	4,875,000	5,009
Delta Air Lines, 7.75%, 12/17/19	5,579,280	6,067
Denbury Resources, 8.25%, 2/15/20	7,436,000	8,310
Dollar General, PIK, 11.875%, 7/15/17	9,375,000	10,359
Ecolab, 4.35%, 12/8/21	9,050,000	9,747
Energy Transfer Equity, 7.50%, 10/15/20	11,695,000	12,660
EQT, 4.875%, 11/15/21	53,755,000	54,242
EQT, 6.50%, 4/1/18	10,719,000	12,073
First Data, 7.375%, 6/15/19 (3)	11,925,000	11,209
Ford Motor Credit, 3.875%, 1/15/15	30,380,000	30,076
Ford Motor Credit, 5.875%, 8/2/21	9,875,000	10,245
Ford Motor Credit, 6.625%, 8/15/17	8,900,000	9,679
Forest Oil, 8.50%, 2/15/14	6,925,000	7,514
Georgia-Pacific, 8.25%, 5/1/16 (3)	5,900,000	6,534
Host Hotels & Resorts, 5.875%, 6/15/19 (3)	12,525,000	12,744

International Lease Finance, 6.50%, 9/1/14 (3)	40,205,000	41,260
International Lease Finance, 6.75%, 9/1/16 (3)	15,200,000	15,580
International Lease Finance, 7.125%, 9/1/18 (3)	10,610,000	10,955
Janus Capital, VR, 6.70%, 6/15/17	13,250,000	14,077
Lamar Media, 9.75%, 4/1/14	26,735,000	29,876
Mattel, 2.50%, 11/1/16	1,520,000	1,530
MGM Mirage, 10.375%, 5/15/14	5,530,000	6,318
MGM Mirage, 13.00%, 11/15/13	11,910,000	14,113
MGM Resorts International, 9.00%, 3/15/20	4,250,000	4,707
Mirant, 7.90%, 7/15/12 (3)	16,000,000	—
Nextel Communications, 5.95%, 3/15/14	11,025,000	10,612
NiSource Finance, 4.45%, 12/1/21	6,080,000	6,233
Noble Energy, 4.15%, 12/15/21	9,050,000	9,372
Otter Tail, 9.00%, 12/15/16	6,605,000	7,100
Peabody Energy, 6.50%, 9/15/20	5,870,000	6,134
Peabody Energy, 7.375%, 11/1/16	5,620,000	6,210
Pernod-Ricard, 5.75%, 4/7/21 (3)	7,400,000	8,225
Petrohawk Energy, 10.50%, 8/1/14	2,900,000	3,219
Plains Exploration & Production, 6.75%, 2/1/22	14,525,000	15,070
QEP Resources, 6.875%, 3/1/21	3,150,000	3,410
Questar Market Resources, 6.80%, 3/1/20	3,190,000	3,413
Quicksilver Resources, 11.75%, 1/1/16	8,775,000	9,949
Range Resources, 5.75%, 6/1/21	3,100,000	3,325
Range Resources, 8.00%, 5/15/19	5,500,000	6,133
RBS Global & Rexnord, 8.50%, 5/1/18	9,060,000	9,581
Regions Bank, 7.50%, 5/15/18	620,000	614
Rite Aid, 10.375%, 7/15/16	8,225,000	8,657
SBA Communications, 8.00%, 8/15/16	2,150,000	2,322
SBA Communications, 8.25%, 8/15/19	1,600,000	1,748

Silgan Holdings, 7.25%, 8/15/16	2,975,000	3,176
Sirius XM Radio, 9.75%, 9/1/15 (3)	6,125,000	6,646
Sprint Capital, 6.90%, 5/1/19	2,200,000	1,804
Sprint Nextel, 9.00%, 11/15/18 (3)	46,640,000	48,914
Sprint Nextel, 11.50%, 11/15/21 (3)	3,040,000	3,006
Synovus Financial, 5.125%, 6/15/17	703,000	594
Time Warner, 5.875%, 11/15/16	6,210,000	7,174
Tucson Electric Power, 5.15%, 11/15/21	9,120,000	9,693
Tyco Electronics, 6.00%, 10/1/12	12,730,000	13,182
United Auto Group, 7.75%, 12/15/16	16,950,000	17,331
Univision Communications, 7.875%, 11/1/20 (3)	2,175,000	2,208
US Airways, 6.25%, 4/22/23	16,235,484	15,018
US Airways, 8.50%, 4/22/17	2,414,980	2,294
Verisk Analytics, 4.875%, 1/15/19	9,125,000	9,176
Whiting Petroleum, 6.50%, 10/1/18	1,525,000	1,590
Wynn Las Vegas, 7.75%, 8/15/20	15,260,000	16,900
Total Corporate Bonds (Cost $783,164)		815,456

BANK LOANS 9.3% (4)

Autoparts Holdings, VR, 6.50%, 7/29/17	16,917,600	16,882
Bausch & Lomb, VR, 3.724%, 4/24/15	16,694,667	16,273
CCO Holdings, VR, 2.796%, 9/6/14	2,250,000	2,166
Cedar Fair, VR, 4.00%, 12/15/17	19,179,531	19,127
Charter Communications Operating, VR, 2.30%, 3/6/14	99,231	98
Charter Communications Operating, VR, 3.83%, 9/6/16	28,937,159	28,245
Charter Communications Operating, VR, 7.25%, 3/6/14	243,660	243
Colfax, VR, 4.50%, 9/12/18	37,475,000	37,463
CSC Holdings, VR, 2.044%, 3/29/16	28,339,572	27,861
Delos Aircraft, VR, 7.00%, 3/17/16	3,275,000	3,280
DineEquity, VR, 4.273%, 10/19/17	34,753,055	34,203
Dollar General, VR, 3.114%, 7/7/14	48,288,453	48,206

Dunkin Brands, VR, 4.013%, 11/23/17	190,803,178	187,483
Federal-Mogul, VR, 2.212%, 12/28/15	51,002,832	47,066
Federal-Mogul, VR, 2.216%, 12/28/15	23,048,686	21,270
Fidelity National Information, VR, 4.25%, 7/18/16	21,975,000	21,923
Fifth Third Processing, VR, 4.50%, 11/3/16	53,109,822	52,871
First Data, VR, 3.044%, 9/24/14	17,110,521	15,496
First Data, VR, 3.044%, 9/24/14	51,355,882	46,509
FleetPride, VR, 6.75%, 12/6/17	11,125,000	11,021
HCA, VR, 1.546%, 11/16/12	30,751,259	30,496
Health Management Association, VR, 4.50%, 11/1/18	21,550,000	21,425
Intelsat Jackson Holdings, VR, 5.25%, 4/3/18	106,090,856	105,164
Interactive Data, VR, 4.50%, 2/11/18	21,935,622	21,552
International Lease Finance, VR, 6.75%, 3/17/15	16,120,577	16,125
MSCI, VR, 4.25%, 3/14/17	18,583,037	18,657
Nuveen Investments, VR, 3.514%, 11/13/14	2,722,995	2,595
Nuveen Investments, VR, 6.013%, 5/13/17	3,181,670	3,051
Nuveen Investments, 12.50%, 7/31/15	12,250,000	12,645
Pinnacle Foods Holding, VR, 2.797%, 4/2/14	16,108,520	15,722
Pinnacle Foods Holding, VR, 6.008%, 4/2/14	3,876,868	3,877
Rexnord, VR, 2.894%, 7/19/13	12,934,735	12,719
Reynolds Group, VR, 6.25%, 8/9/18	15,443,341	15,330
Reynolds Group, VR, 6.50%, 2/9/18	23,367,356	23,197
Rite Aid, VR, 4.50%, 3/3/18	15,500,000	14,733
SBA Senior Finance, VR, 3.75%, 6/30/18	6,567,000	6,518
Univision Communications, VR, 4.546%, 3/31/17	72,835,873	64,720
Worldpay, VR, 5.25%, 8/6/18	8,600,000	8,467
Total Bank Loans (Cost $1,035,415)		1,034,679

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 0.0%

U.S. Treasury Obligations 0.0%

U.S. Treasury Bills, 0.061%, 8/23/12	125,000	125
U.S. Treasury Bills, 0.064%, 7/26/12	150,000	150

U.S. Treasury Bills, 0.072%, 7/26/12	200,000	200
U.S. Treasury Bills, 0.074%, 7/26/12	250,000	250
U.S. Treasury Bills, 0.075%, 8/23/12	250,000	250
U.S. Treasury Bills, 0.077%, 8/23/12	250,000	249
U.S. Treasury Bills, 0.091%, 8/23/12	150,000	150
		1,374
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $1,374)		1,374
BOND MUTUAL FUNDS 2.1%		
T. Rowe Price Institutional Floating Rate Fund, 5.25% (6)(7)	23,422,326	231,881
Total Bond Mutual Funds (Cost $231,112)		231,881
SHORT-TERM INVESTMENTS 13.2%		
Money Market Funds 13.2%		
T. Rowe Price Reserve Investment Fund, 0.08% (6)(8)	1,472,656,495	1,472,656
Total Short-Term Investments (Cost $1,472,656)		1,472,656
Total Investments in Securities		
100.9% of Net Assets (Cost $10,216,465)		**$ 11,220,630**

‡ Denominated in U.S. dollars unless otherwise noted.

(1) Non-income producing

(2) The identity of certain securities has been concealed to protect the fund while it completes a purchase or selling program for the securities.

(3) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $317,839 and represents 2.9% of net assets.

(4) Bank loan positions may involve multiple underlying tranches. In those instances, the position presented reflects the aggregate of those respective underlying tranches and the rate presented reflects their weighted average rate.

(5) All or a portion of this security is pledged to cover written call options at December 31, 2011.

(6) Affiliated Companies

(7) SEC 30-day yield
(8) Seven-day yield
JPY Japanese Yen
PIK Payment-in-kind
USD U.S. Dollar
VR Variable Rate; rate shown is effective rate at period-end.

OPTIONS WRITTEN (0.5)%

Accenture, Call, 1/21/12 @ $55.00 (1)	989,000	(544)
Analog Devices, Call, 1/21/12 @ $37.50 (1)	710,900	(178)
AT&T, Call, 1/21/12 @ $30.00 (1)	3,630,600	(1,380)
Carnival, Call, 1/21/12 @ $35.00 (1)	1,518,400	(228)
Cisco Systems, Call, 4/21/12 @ $18.00 (1)	2,141,600	(2,688)
Covidien, Call, 1/21/12 @ $55.00 (1)	744,800	(19)
Danaher, Call, 3/17/12 @ $49.00 (1)	118,800	(178)
Entergy, Call, 1/21/12 @ $70.00 (1)	258,600	(892)
Exxon Mobil, Call, 1/19/13 @ $87.50 (1)	713,300	(4,369)
Franklin Resources, Call, 1/21/12 @ $108.00 (1)	232,500	(35)
General Motors, Call, 1/21/12 @ $45.00 (1)	1,056,700	(5)
Henry Schein, Call, 1/21/12 @ $65.00 (1)	63,400	(74)
Hewlett Packard, Call, 1/19/13 @ $32.00 (1)	611,700	(1,138)
IBM, Call, 1/21/12 @ $180.00 (1)	653,800	(4,282)
JPMorgan Chase, Call, 1/21/12 @ $50.00 (1)	2,252,900	(11)
Kellogg, Call, 1/21/12 @ $55.00 (1)	481,600	(12)
Kellogg, Call, 1/19/13 @ $60.00 (1)	393,200	(216)
Lockheed Martin, Call, 1/21/12 @ $80.00 (1)	389,400	(750)
Lowe's, Call, 1/21/12 @ $30.00 (1)	788,000	(8)
Mattel, Call, 1/21/12 @ $25.00 (1)	1,094,000	(3,090)
O'Reilly Automotive, Call, 2/18/12 @ $70.00 (1)	307,200	(3,241)
O'Reilly Automotive, Call, 2/18/12 @ $75.00 (1)	396,400	(2,517)
Pfizer, Call, 1/21/12 @ $22.50 (1)	8,093,700	(850)

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 12/31/11	12/31/10
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 196,711	$ 178,014
Net realized gain	493,725	817,104
Change in net unrealized gain (loss)	(368,241)	309,486
Increase in net assets from operations	322,195	1,304,604
Distributions to shareholders		
Net investment income		
Investor Class	(170,814)	(178,046)
Advisor Class	(3,569)	(3,621)
Net realized gain		
Investor Class	–	(25,435)
Advisor Class	–	(604)
Decrease in net assets from distributions	(174,383)	(207,706)
Capital share transactions*		
Shares sold		
Investor Class	1,977,625	1,767,347
Advisor Class	137,467	117,318
Distributions reinvested		
Investor Class	160,570	192,013
Advisor Class	3,507	4,183
Shares redeemed		
Investor Class	(1,898,093)	(1,727,345)
Advisor Class	(125,444)	(64,029)
Increase in net assets from capital share transactions	255,632	289,487
Net Assets		
Increase during period	403,444	1,386,385
Beginning of period	10,716,286	9,329,901
End of period	**$ 11,119,730**	**$ 10,716,286**
Undistributed net investment income	22,328	–

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Capital Appreciation Fund (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital appreciation by investing primarily in common stocks. It may also hold fixed-income and other securities to help preserve principal value. The fund has two classes of shares: the Capital Appreciation Fund original share class, referred to in this report as the Investor Class, offered since June 30, 1986, and the Capital Appreciation Fund–Advisor Class (Advisor Class), offered since December 31, 2004. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $218,000 for the year ended December 31, 2011. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

New Accounting Pronouncements In December 2011, the Financial Accounting Standards Board issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Values in the accompanying Portfolio of Investments are as of December 30, 2011, the last business day in the fund’s fiscal year ended December 31, 2011. Some foreign markets were open between December 30 and the close of the fund’s reporting period on December 31, but any differences in values and foreign exchange rates subsequent to December 30 through December 31 were immaterial to the fund’s financial statements.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Purchased and written options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices. Forward currency exchange contracts are valued using the prevailing forward exchange rate.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2011:

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2011, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of December 31, 2011, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended December 31, 2011, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended December 31, 2011, the fund’s exposure to forwards, based on underlying notional amounts, was generally between 0% and 2% of net assets.

Options The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use call and put options to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; and/or to adjust credit exposure. Call and put options give the holder the right, in return for a premium paid, to purchase or sell, respectively, a security at a specified exercise price at any time during the period of the option. Options are included in net assets at fair value; purchased options are included in Investments in Securities; and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange; movements in underlying security values; and for written options, potential losses in excess of the fund’s initial investment. During the year ended December 31, 2011, the fund’s exposure to options, based on underlying notional amounts, was generally less than 1% of net assets. Transactions in written options and related premiums received during the year ended December 31, 2011, were as follows:

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans may involve multiple loans with the same borrower under a single credit agreement (each loan, a tranche), and each tranche may have different terms and associated risks. A bank or other financial institution typically acts as the agent and administers a bank loan in accordance with the associated credit agreement. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The fund may buy and sell bank loans in the form of either loan assignments or loan participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer. Although loan assignments continue to be administered by the agent, the buyer acquires direct rights against the borrower. In many cases, a loan assignment requires the consent of both the borrower and the agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments that the seller is entitled to receive from the borrower; however, the seller continues to hold legal title to the loan. As a result, with loan participations, the buyer generally has no right to enforce compliance with the terms of the credit agreement against the borrower, and the buyer is subject to the credit risk of both the borrower and the seller. Bank loans often have extended settlement periods, during which the fund is subject to nonperformance by the counterparty. A portion of the fund’s bank loans may require additional principal to be funded at the borrowers’ discretion at a later date (unfunded commitments), and bank loans usually may be repaid any time at the option of the borrower. The fund reflects both the funded portion of the bank loan as well as any unfunded commitment on the loan in the Portfolio of Investments.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with certain over-the-counter (OTC) financial instruments, including swaps, forward currency exchange contracts, TBA purchase commitments, and OTC options (collectively, covered OTC instruments). Subject to certain minimum exposure requirements (which typically range from $100,000 to $500,000), collateral requirements generally are determined and transfers made based on the net aggregate unrealized gain or loss on all OTC instruments covered by a particular collateral agreement with a specified counterparty. Collateral, both pledged by the fund to a counterparty and pledged by a counterparty to the fund, is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies. Securities posted as collateral by the fund to a counterparty are so noted in the accompanying Portfolio of Investments and remain in the fund’s net assets. As of December 31, 2011, no collateral had been posted by the fund to counterparties. In accordance with GAAP, cash pledged by counterparties to the fund is included in the fund’s net assets; however, securities pledged by counterparties to the fund are not recorded by the fund. As of December 31, 2011, collateral pledged by counterparties to the fund consisted of securities valued at $538,000.

At any point in time, the fund’s risk of loss from counterparty credit risk on covered OTC instruments is the aggregate unrealized gain on appreciated covered OTC instruments in excess of collateral, if any, pledged by the counterparty to the fund. Counterparty risk related to exchange-traded futures and options contracts is minimal because the exchange’s clearinghouse provides protection against counterparty defaults. Generally, for exchange-traded derivatives such as futures and options, each broker, in its sole discretion, may change margin requirements applicable to the fund. In accordance with the terms of the relevant derivatives agreements, counterparties to OTC derivatives may be able to terminate derivative contracts prior to maturity after the occurrence of certain stated events, such as a decline in net assets above a certain percentage or a failure by the fund to perform its obligations under the contract. Upon termination, all transactions would typically be liquidated and a net amount would be owed by or payable to the fund.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $8,258,413,000 and $8,049,558,000, respectively, for the year ended December 31, 2011.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. For the year ended December 31, 2011, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2011 and December 31, 2010, totaled $174,383,000 and $207,706,000, respectively, and were characterized as ordinary income for tax purposes. At December 31, 2011, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and the recognition of income on contingent debt obligations for tax purposes. As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after January 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Accordingly, it is possible that all or a portion of the fund’s pre-effective capital loss carryforwards could expire unused. All or a portion of the fund’s capital loss carryforwards may be from losses realized between November 1 and the fund’s fiscal year-end, which are deferred for tax purposes until the subsequent year but recognized for financial reporting purposes in the year realized. The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the year ended December 31, 2011, the fund utilized $509,575,000 of capital loss carryforwards. The fund’s available capital loss carryforwards as of December 31, 2011, expire as follows: $71,408,000 in fiscal 2017 and $6,893,000 have no expiration.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2011, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2011, expenses incurred pursuant to these service agreements were $203,000 for Price Associates; $4,701,000 for T. Rowe Price Services, Inc.; and $1,511,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain T. Rowe Price institutional funds (underlying institutional funds) as a means of gaining efficient and cost-effective exposure to certain markets. The underlying institutional funds are open-end management investment companies managed by Price Associates and are considered affiliates of the fund. Each underlying institutional fund pays an all-inclusive management and administrative fee to Price Associates. To ensure that the fund does not incur duplicate fees, Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset the management fees paid by the underlying institutional funds related to fund assets invested therein. Accordingly, the accompanying Statement of Operations includes management fees permanently waived pursuant to this agreement. Annual fee rates and amounts waived within the accompanying Statement of Operations related to shares of the underlying institutional funds for the year ended December 31, 2011, are as follows:

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
T. Rowe Price Capital Appreciation Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Capital Appreciation Fund (the “Fund”) at December 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2012

Tax Information (Unaudited) for the Tax Year Ended 12/31/11

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $19,599,000 from short-term capital gains.

For taxable non-corporate shareholders, $163,919,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $136,384,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Trustees and Officers

Your fund is overseen by a Board of Trustees (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” trustees are employees or officers of T. Rowe Price. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund trustees and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Trustees

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Retired
(1940)
2005

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
2001	Vornado Real Estate Investment Trust (2004 to present); Director,
Mercantile Bankshares (2002 to 2007); Director and Member of the
Advisory Board, Deutsche Bank North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1986

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)

*Each independent trustee oversees 130 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Trustees

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[130]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[74]	Trust Company

*Each inside trustee serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Capital Appreciation Fund	Principal Occupation(s)

Francisco Alonso (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Ryan Burgess, CFA (1974)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly intern, T. Rowe Price
(to 2006)

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

Mark S. Finn, CFA, CPA (1963)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

David R. Giroux, CFA (1975)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Paul D. Greene II (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly student, Graduate School
of Business, Stanford University (to 2006)

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

John D. Linehan, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Paul M. Massaro, CFA (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Heather K. McPherson, CPA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Joseph M. Milano, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Sudhir Nanda, Ph.D., CFA (1959)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Vice President, Price Hong Kong,
Price Singapore, T. Rowe Price, T. Rowe Price
Group, Inc., and T. Rowe Price International

Robert T. Quinn, Jr. (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Investment
Services, Inc.; Assistant Treasurer and Vice
President, T. Rowe Price Services, Inc.

Gabriel Solomon (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

William J. Stromberg, CFA (1960)	Director and Vice President, T. Rowe Price; Vice
Vice President	President, Price Hong Kong, Price Singapore,
T. Rowe Price Group, Inc., T. Rowe Price
International, and T. Rowe Price Trust Company

Taymour R. Tamaddon, CFA (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Susan G. Troll, CPA (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Eric L. Veiel, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Tamara P. Wiggs (1979)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly Vice President,
Institutional Equity Trading, Merrill Lynch &
Co., Inc. (to 2007)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,764,000 and $1,417,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Capital Appreciation Fund

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date February 17, 2012